August 20, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration No. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

August 15, 2001
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-667-7987

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-3
          August 15, 2001 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:     /s/ Lori M. Swanell
Title:  Assistant Vice President
Date:   August 20, 2001






EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Aug-01
Determination Date:            14-Aug-01
Monthly Payment Date:          15-Aug-01
Collection Period Ending:      31-Jul-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                5,659,395.89
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    112,172.21
    Current Monthly Interest Shortfall/Excess                                                                         -25,148.32
    Recoup of Collection Expenses                                                                                       1,652.23
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,748,072.01

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,834,490.13
    Amount of Interest Payments Received During the Collection Period                                               1,859,638.45
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -25,148.32

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,831,292.91
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               4,909,263.69
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                14,810.15
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -92,780.93
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           4,909,263.69
    Total Ending Reserve Balance                                                                                    4,831,292.91

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,859,638.45
    Scheduled Principal Payments Received                                                                           1,457,202.85
    Principal Prepayments Received                                                                                  2,342,554.59
    Total Interest and Principal Payments Received                                                                  5,659,395.89

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   120,851.50
    minus  Reasonable Expenses                                                                                          8,679.29
    Net Liquidation Proceeds                                                                                          112,172.21
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     112,172.21

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,771,568.10
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  245,463,184.46
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      102,276.33

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  245,463,184.46
    Pool Balance as of the Current Accounting Date                                                                241,564,645.51
    Age of Pool in Months                                                                                                     25

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        243,008,552.62
    Aggregate Note Balance as of Current Accounting Date                                                          239,148,999.05

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             65                1,522,099.76         0.630%
    60-89 Days Delinquent             12                 457,878.75          0.190%
    90-119 Days Delinquent            12                 385,095.96          0.159%
    120+ Days Delinquent               1                 30,417.20           0.013%
    Current Period Defaults            3                 98,781.51           0.041%
    Cumulative Defaults               171               6,252,339.74         2.588%



    Current Month Realized Losses                                                                                      53,628.26
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.014%
    Preceding Realized Losses                                                                                         278,149.62
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.074%
    Second Preceding Realized Losses                                                                                  170,197.80
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.045%
    Cumulative Realized Losses                                                                                      5,910,872.66
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.578%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.64497900
                                                                                                                      0.63852925

a)                                                                                                                    102,276.33
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         252,455.48
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              47,114,552.62          3,859,553.57     43,254,999.05
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     38,985.38
                                                                                                                      383,279.10


VIIIPOOL STATISTICS

                                                                                                                           8.89%
                                                                                                                             150


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,325,807.53
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,326,515.86

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              422,264.48
